Exhibit 10.4
ZARS, Inc.
Stock Option Grant Notice
2007 Equity Incentive Plan
ZARS, Inc. (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Stock Option Agreement.

Optionholder:

Option Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share):

Expiration Date:

Type of Grant:	☐ Incentive Stock Option[1] ☐Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	[1/4th of the shares vest one year after the Vesting Commencement Date. 1/48th of the shares vest monthly thereafter over the next three years.]
Payment: By one or a combination of the following methods of payment (described in the Stock Option Agreement): (i) Cash, check, bank draft or money order payable to the Company; (ii) Pursuant to a Regulation T Program (cashless exercise) if the shares are publicly traded; and (iii) one or more of the following methods IF the box opposite such method is checked by the Company:

☐ Delivery of already-owned shares if the shares are publicly traded

☐ Net exercise
Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

[1]	If this is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

Optionholder:		ZARS, Inc.

By:

Signature		Signature

Date:		Title:

Residence	Address:	Date:

Attachments: Stock Option Agreement, 2007 Equity Incentive Plan and Notice of Exercise

Attachment I
Stock Option Agreement

Attachment II
2007 Equity Incentive Plan

Attachment III
Notice of Exercise

ZARS, Inc.
Stock Option Grant Notice
2007 Equity Incentive Plan
(Nonemployee Director Annual Grant or Initial Grant)
ZARS, Inc. (the “Company”), pursuant to Section 7 of its 2007 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan (including, without limitation, Section 7 thereof), and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Stock Option Agreement.

Optionholder:

Option Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share):

Expiration Date:

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	100% of the shares vest on the one-year anniversary of the Vesting Commencement Date.
Payment: By one or a combination of the following methods of payment (described in the Stock Option Agreement): (i) Cash, check, bank draft or money order payable to the Company; (ii) Pursuant to a Regulation T Program (cashless exercise) if the shares are publicly traded; and (iii) one or more of the following methods IF the box opposite such method is checked by the Company:

☐ Delivery of already-owned shares if the shares are publicly traded

☐ Net exercise
Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

Optionholder:		ZARS, Inc.

By:

Signature		Signature

Date:		Title:

Residence	Address:	Date:

Attachments: Stock Option Agreement, 2007 Equity Incentive Plan and Notice of Exercise

Attachment I
Stock Option Agreement
(Nonemployee Director Annual Grant or Initial Grant)

Attachment II
2007 Equity Incentive Plan

Attachment III
Notice of Exercise

ZARS, Inc.
Stock Option Grant Notice
2007 Equity Incentive Plan
(Fixed Exercise Option Grant)
ZARS, Inc. (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan, the Exercise Election Form (if timely submitted), and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Stock Option Agreement.

Optionholder:

Option Grant Number:

Date of Grant:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (Per Share):

Expiration Date:

Type of Grant:	Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	[1/4th of the shares vest one year after the Vesting Commencement Date.
1/48th of the shares vest monthly thereafter over the next three years.]

Payment:	By one or a combination of the following methods of payment (described in the Stock Option Agreement): (i) Cash, check, bank draft or money order payable to the Company; (ii) Pursuant to a Regulation T Program (cashless exercise) if the shares are publicly traded; and (iii) one or more of the following methods IF the box opposite such method is checked by the Company:

☐ Delivery of already-owned shares if the shares are publicly traded

☐ Net exercise
Additional Terms/Acknowledgements: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement, the Exercise Election Form (if timely submitted by Optionholder) and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

Other Agreements:

Optionholder:	ZARS, Inc.

By:

Signature		Signature
Date:	Title:

Residence Address:	Date:

Attachments:	Stock Option Agreement, 2007 Equity Incentive Plan, Exercise Election Form and Notice of Exercise

Attachment I
Stock Option Agreement

Attachment II
2007 Equity Incentive Plan

Attachment III
Notice of Exercise

Attachment IV
Exercise Election Form

ZARS, Inc.
2007 Equity Incentive Plan
[Non-Executive Officer]1 Stock Option Agreement
(Incentive Stock Option or Nonstatutory Stock Option)
     Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, ZARS, Inc. (the “Company”) has granted you an option under its 2007 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your option are as follows:
     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.
     2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.
     3. Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option.
     4. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:
          (a) Bank draft or money order payable to the Company.
          (b) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

[1]	To be used for grants other than those made to the Chief Executive Officer, Chief Financial Officer, Chief Scientific Officer or any Executive Vice President of the Company.

          (c) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
          (d) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter to the extent that (1) shares are used to pay the exercise price pursuant to the “net exercise,” (2) shares are delivered to you as a result of such exercise, and (3) shares are withheld to satisfy tax withholding obligations.
     5. Whole Shares. You may exercise your option only for whole shares of Common Stock.
     6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
     7. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:
          (a) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided, however, that (i) if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in Section 6, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Grant Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Grant Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;
          (b) twelve (12) months after the termination of your Continuous Service due to your Disability;
          (c) twelve (12) months after the termination of your Continuous Service due to your death;
          (d) the Expiration Date indicated in your Grant Notice; or
          (e) the day before the tenth (10th) anniversary of the Date of Grant.
     If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e) of the Code. (The definition of disability in Section 22(e) of the Code is different from the definition of the Disability under the Plan). The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.
     8. Exercise.
          (a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
          (b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
          (c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

          (d) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711) (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
     9. Change In Control.
          (a) If your Continuous Service terminates following the effective date of a Change in Control due to (i) an Involuntary Termination Without Cause, or (ii) a voluntary termination by you for Good Reason, the vesting and exercisability of your option shall be accelerated as to 66 2/3% of the unvested shares subject to the option.
          (b) “Good Reason” means that one or more of the following is undertaken without your express written consent: (i) the principal place of the performance of Employee’s responsibilities and duties is changed to a location outside of a thirty (30) mile radius from the Company’s place of business immediately prior to the Change in Control; or (ii) there is a material reduction in Employee’s responsibilities, duties, title, base pay, bonus or benefits, excluding Company-wide initiatives, as in effect immediately prior to the Change in Control that has not been cured within thirty (30) days after written notice from Employee of such event.
          (c) “Involuntary Termination Without Cause” means the involuntary termination of your Continuous Service for reasons other than death, Disability, or Cause. For this purpose, “Cause” means the Optionee’s (i) conviction of a felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) willful breach of duties to the Company or failure to follow lawful directions of the Chief Executive Officer or Board of Directors, in either case if such breach or failure has not been cured within thirty (30) days after written notice from the Company’s Chief Executive Officer or Board of Directors of such event; or (iv) material breach of the Company’s Proprietary Information, Inventions and Non-Competition Agreement.
     10. Parachute Tax Treatment. Anything in this Agreement to the contrary notwithstanding, if any payment or benefit you would receive from the Company or otherwise pursuant to this Agreement, including, without limitation, the acceleration of vesting pursuant to Section 9 hereof (a “Benefit”), would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by

Section 4999 of the Code (the “Excise Tax”), then such Benefit shall be equal to the Reduced Amount (as defined below). The “Reduced Amount” shall be either (i) the largest portion of the Benefit that would result in no portion of the Benefit being subject to the Excise Tax, or (ii) the Benefit or a portion thereof after payment of the applicable Excise Tax, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in your receipt, on an after-tax basis, of the greatest amount of the Benefit. In the event that the acceleration of vesting of the option is to be reduced pursuant to this Section, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the option unless you elect in writing a different order for cancellation.
     The Company shall engage an advisor to perform the foregoing calculations, and shall bear all expenses with respect to the determinations by such advisor required to be made hereunder. If the Company determines that a Benefit hereunder shall be reduced pursuant to this Section 10, the advisor engaged to make the determinations hereunder shall provide its calculations to you within fifteen (15) calendar days after the date on which your right to a Benefit is triggered (if requested at that time by the Company or you) or such other time as mutually agreed by you and the Company.
     11. Transferability.
          (a) Restrictions on Transfer. Your option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you; provided, however, that the Board may, in its sole discretion, permit you to transfer your option in a manner consistent with applicable tax and securities laws upon your request.
          (b) Domestic Relations Orders. Notwithstanding the foregoing, your option may be transferred pursuant to a domestic relations order; provided, however, that if your option is an Incentive Stock Option, your option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.
          (c) Beneficiary Designation. Notwithstanding the foregoing, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
     12. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

     13. Withholding Obligations.
          (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
          (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.
     14. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     15. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.
     16. Advisors. YOU ARE URGED TO CONSULT YOUR LEGAL, TAX ACCOUNTING AND FINANCIAL ADVISORS TO DETERMINE THE PARTICULAR TAX AND OTHER CONSEQUENCES TO YOU OF ANY DECISION TO EXERCISE OR TAKE ANY OTHER ACTION WITH RESPECT TO YOUR OPTION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ZARS, Inc.
2007 Equity Incentive Plan
[Executive Officer]1 Stock Option Agreement
(Incentive Stock Option or Nonstatutory Stock Option)
     Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, ZARS, Inc. (the “Company”) has granted you an option under its 2007 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your option are as follows:
     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.
     2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.
     3. Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option.
     4. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:
          (a) Bank draft or money order payable to the Company.
          (b) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

[1]	To be used for grants to the Chief Executive Officer, Chief Financial Officer, Chief Scientific Officer or any Executive Vice President of the Company.

          (c) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
          (d) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter to the extent that (1) shares are used to pay the exercise price pursuant to the “net exercise,” (2) shares are delivered to you as a result of such exercise, and (3) shares are withheld to satisfy tax withholding obligations.
     5. Whole Shares. You may exercise your option only for whole shares of Common Stock.
     6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
     7. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:
          (a) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided, however, that (i) if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in Section 6, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Grant Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Grant Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;
          (b) twelve (12) months after the termination of your Continuous Service due to your Disability;
          (c) twelve (12) months after the termination of your Continuous Service due to your death;
          (d) the Expiration Date indicated in your Grant Notice; or
          (e) the day before the tenth (10th) anniversary of the Date of Grant.
     If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your option and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or your permanent and total disability, as defined in Section 22(e) of the Code. (The definition of disability in Section 22(e) of the Code is different from the definition of the Disability under the Plan). The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.
     8. Exercise.
          (a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
          (b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
          (c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.

          (d) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711) (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
     9. Change In Control.
          (a) If your Continuous Service terminates following the effective date of a Change in Control due to (i) an Involuntary Termination Without Cause, or (ii) a voluntary termination by you for Good Reason, the vesting and exercisability of your option shall be accelerated as to 100% of the unvested shares subject to the option.
          (b) “Good Reason” means that one or more of the following is undertaken without your express written consent: (i) the principal place of the performance of Employee’s responsibilities and duties is changed to a location outside of a thirty (30) mile radius from the Company’s place of business immediately prior to the Change in Control; or (ii) there is a material reduction in Employee’s responsibilities, duties, title, base pay, bonus or benefits, excluding Company-wide initiatives, as in effect immediately prior to the Change in Control that has not been cured within thirty (30) days after written notice from Employee of such event.
          (c) “Involuntary Termination Without Cause” means the involuntary termination of your Continuous Service for reasons other than death, Disability, or Cause. For this purpose, “Cause” means the Optionee’s (i) conviction of a felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) willful breach of duties to the Company or failure to follow lawful directions of the Chief Executive Officer or Board of Directors, in either case if such breach or failure has not been cured within thirty (30) days after written notice from the Company’s Chief Executive Officer or Board of Directors of such event; or (iv) material breach of the Company’s Proprietary Information, Inventions and Non-Competition Agreement.
     10. Parachute Tax Treatment. Anything in this Agreement to the contrary notwithstanding, if any payment or benefit you would receive from the Company or otherwise pursuant to this Agreement, including, without limitation, the acceleration of vesting pursuant to Section 9 hereof (a “Benefit”), would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by

Section 4999 of the Code (the “Excise Tax”), then such Benefit shall be equal to the Reduced Amount (as defined below). The “Reduced Amount” shall be either (i) the largest portion of the Benefit that would result in no portion of the Benefit being subject to the Excise Tax, or (ii) the Benefit or a portion thereof after payment of the applicable Excise Tax, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in your receipt, on an after-tax basis, of the greatest amount of the Benefit. In the event that the acceleration of vesting of the option is to be reduced pursuant to this Section, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the option unless you elect in writing a different order for cancellation.
     The Company shall engage an advisor to perform the foregoing calculations, and shall bear all expenses with respect to the determinations by such advisor required to be made hereunder. If the Company determines that a Benefit hereunder shall be reduced pursuant to this Section 10, the advisor engaged to make the determinations hereunder shall provide its calculations to you within fifteen (15) calendar days after the date on which your right to a Benefit is triggered (if requested at that time by the Company or you) or such other time as mutually agreed by you and the Company.
     11. Transferability.
          (a) Restrictions on Transfer. Your option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you; provided, however, that the Board may, in its sole discretion, permit you to transfer your option in a manner consistent with applicable tax and securities laws upon your request.
          (b) Domestic Relations Orders. Notwithstanding the foregoing, your option may be transferred pursuant to a domestic relations order; provided, however, that if your option is an Incentive Stock Option, your option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.
          (c) Beneficiary Designation. Notwithstanding the foregoing, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
     12. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
     13. Withholding Obligations.
          (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
          (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.
     14. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     15. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.
     16. Advisors. YOU ARE URGED TO CONSULT YOUR LEGAL, TAX ACCOUNTING AND FINANCIAL ADVISORS TO DETERMINE THE PARTICULAR TAX AND OTHER CONSEQUENCES TO YOU OF ANY DECISION TO EXERCISE OR TAKE ANY OTHER ACTION WITH RESPECT TO YOUR OPTION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ZARS, Inc.
2007 Equity Incentive Plan
Stock Option Agreement
(Nonemployee Director Annual Grant or Initial Grant)
     Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, ZARS , Inc. (the “Company”) has granted you an option under Section 7 of its 2007 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your option are as follows:
     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.
     2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.
     3. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:
          (a) Bank draft or money order payable to the Company.
          (b) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.
          (c) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
          (d) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter to the extent that (1) shares are used to pay the exercise price pursuant to the “net exercise,” (2) shares are delivered to you as a result of such exercise, and (3) shares are withheld to satisfy tax withholding obligations.
     4. Whole Shares. You may exercise your option only for whole shares of Common Stock.
     5. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
     6. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:
          (a) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided, however, that (i) if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in Section 6, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Grant Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Grant Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;
          (b) twelve (12) months after the termination of your Continuous Service due to your Disability;
          (c) twelve (12) months after the termination of your Continuous Service due to your death;

          (d) the Expiration Date indicated in your Grant Notice; or
          (e) the day before the tenth (10th) anniversary of the Date of Grant.
     7. Exercise.
          (a) You may exercise the vested portion of your option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
          (b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
          (c) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711) (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7(c) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
     8. Change In Control.
          In connection with a Change in Control, if this option has not terminated prior to such Change in Control, the vesting of this option will accelerate in the manner, at the time, and subject to the conditions, set forth in Section 7(d)(iv) of the Plan.

     9. Transferability.
          (a) Restrictions on Transfer. Your option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you; provided, however, that the Board may, in its sole discretion, permit you to transfer your option in a manner consistent with applicable tax and securities laws upon your request.
          (b) Domestic Relations Orders. Notwithstanding the foregoing, your option may be transferred pursuant to a domestic relations order; provided, however, that if your option is an Incentive Stock Option, your option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.
          (c) Beneficiary Designation. Notwithstanding the foregoing, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
     10. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
     11. Withholding Obligations.
          (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from any amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
          (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.
     12. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     13. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.
     14. Advisors. YOU ARE URGED TO CONSULT YOUR LEGAL, TAX ACCOUNTING AND FINANCIAL ADVISORS TO DETERMINE THE PARTICULAR TAX AND OTHER CONSEQUENCES TO YOU OF ANY DECISION TO EXERCISE OR TAKE ANY OTHER ACTION WITH RESPECT TO YOUR OPTION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ZARS, Inc.
2007 Equity Incentive Plan
[Fixed Exercise]1 [Non-Executive Officer]2 Stock Option Agreement
(Nonstatutory Stock Option)
     Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, ZARS, Inc. (the “Company”) has granted you an option under its 2007 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your option are as follows:
     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that (a) vesting will cease upon the termination of your Continuous Service, and (b) notwithstanding that your option may be vested, your option will be exercisable only at the times specified in this Agreement.
     2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.
     3. Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option.
     4. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:
          (a) Bank draft or money order payable to the Company.
          (b) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the

[1]	To be used only for “fixed exercise” grants for 409A purposes. Note that such grants are not permissible under the 2007 plan after the Pricing Date.

[2]	To be used for grants other than those made to the Chief Executive Officer, Chief Financial Officer, Chief Scientific Officer or any Executive Vice President of the Company.

receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.
          (c) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
          (d) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be isued; provided further, however, that shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter to the extent that (1) shares are used to pay the exercise price pursuant to the “net exercise,” (2) shares are delivered to you as a result of such exercise, and (3) shares are withheld to satisfy tax withholding obligations.
     5. Whole Shares. You may exercise your option only for whole shares of Common Stock.
     6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
     7. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:
          (a) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided, however, that (i) if during any part of such three (3) month period your option is not exercisable because of either the condition set forth in Section 6 or because of the Specified Employee Delay, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service, and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Grant Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Grant Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;
          (b) twelve (12) months after the termination of your Continuous Service due to your Disability;
          (c) twelve (12) months after the termination of your Continuous Service due to your death;
          (d) the Expiration Date indicated in your Grant Notice;
          (e) the day before the tenth (10th) anniversary of the Date of Grant; or
          (f) with respect to each designated portion of your option, the last day of the “Fixed Exercise Period” for such portion as defined in paragraph 8 below.
     8. Exercise.
          (a) Subject to the restrictions set forth in this Agreement, the Plan and your Grant Notice, your option may be exercised by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
          (b) With respect to each portion of your option, assuming you are otherwise vested in such portion and that the option has not otherwise expired, you may only exercise that portion of this option upon the earliest to occur of:
               (i) The calendar year specified for such portion designated in a timely completed Exercise Election Form, attached hereto as Exhibit A to this Agreement (the “Fixed Exercise Period”), or if you failed to complete and return a timely Exercise Election Form for this option, then your Fixed Exercise Period for each vesting installment of this option will be the calendar year in which such vesting installment vests;
               (ii) If, and only if, your option would not be assumed (and a similar option would not be substituted for your option) by the acquiring or suriving entity in a Change in Control, the 20-day period preceding the effective time of a Change in Control; or

               (iii) Within three months after the termination of your employment, provided that, if you are a “specified employee” (determined as of the time of such termination under the applicable convention adopted by the Company pursuant to Section 409A(a)(2)(B)(i) of the Code and the regulations thereunder), your option will not be exercisable before the earliest date on which it can be exercised without triggering the adverse consequences of Section 409A(a)(1) of the Code (such delay in exercisability is referred to herein as the “Specified Employee Delay”). If the exercisability of your option is delayed pursuant to the preceding sentence, then your option will be exercisable for the three-month period beginning on the expiration of the Specified Employee Delay.
With respect to any portion of this option, you may exercise that portion only during (and not before or after) the applicable period as determined pursuant to this paragraph 8 (but subject to the term limitations of paragraph 7). For example, if you designate in an Exercise Election Form the calendar year 2009 as the Fixed Exercise Period for 25% of the shares subject to this option, and such Fixed Exercise Period is in fact the earliest to occur of the three events listed above, then you may only exercise such 25% portion of the option from January 1, 2009 through December 31, 2009. You may not exercise such 25% portion of the option before January 1, 2009 even though you may be vested in such portion. Moreover, if you fail to exercise such 25% portion of the option by December 31, 2009, that portion of the option will expire and no longer be exercisable at any time thereafter. Notwithstanding anything herein to the contrary, (i) this option shall not be exercisable after its term as specified in paragraph 7 above; and (ii) no portion of this option may be exercised prior to the date such portion vests.
          (c) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
          (d) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711) (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

     9. Change In Control.
          (a) If your Continuous Service terminates following the effective date of a Change in Control due to (i) an Involuntary Termination Without Cause, or (ii) a voluntary termination by you for Good Reason, the vesting of your option shall be accelerated as to 66 2/3% of the unvested shares subject to the option.
          (b) “Good Reason” means that one or more of the following is undertaken without your express written consent: (i) the principal place of the performance of Employee’s responsibilities and duties is changed to a location outside of a thirty (30) mile radius from the Company’s place of business immediately prior to the Change in Control; or (ii) there is a material reduction in Employee’s responsibilities, duties, title, base pay, bonus or benefits, excluding Company-wide initiatives, as in effect immediately prior to the Change in Control that has not been cured within thirty (30) days after written notice from Employee of such event.
          (c) “Involuntary Termination Without Cause” means the involuntary termination of your Continuous Service for reasons other than death, Disability, or Cause. For this purpose, “Cause” means the Optionee’s (i) conviction of a felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) willful breach of duties to the Company or failure to follow lawful directions of the Chief Executive Officer or Board of Directors, in either case if such breach or failure has not been cured within thirty (30) days after written notice from the Company’s Chief Executive Officer or Board of Directors of such event; or (iv) material breach of the Company’s Proprietary Information, Inventions and Non-Competition Agreement.
     10. Parachute Tax Treatment. Anything in this Agreement to the contrary notwithstanding, if any payment or benefit you would receive from the Company or otherwise pursuant to this Agreement, including, without limitation, the acceleration of vesting pursuant to Section 9 hereof (a “Benefit”), would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Benefit shall be equal to the Reduced Amount (as defined below). The “Reduced Amount” shall be either (i) the largest portion of the Benefit that would result in no portion of the Benefit being subject to the Excise Tax, or (ii) the Benefit or a portion thereof after payment of the applicable Excise Tax, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in your receipt, on an after-tax basis, of the greatest amount of the Benefit. In the event that the acceleration of vesting of the option is to be reduced pursuant to this Section, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the option unless you elect in writing a different order for cancellation.
     The Company shall engage an advisor to perform the foregoing calculations, and shall bear all expenses with respect to the determinations by such advisor required to be made hereunder. If the Company determines that a Benefit hereunder shall be reduced pursuant to this Section 10, the advisor engaged to make the determinations hereunder shall provide its calculations to you within fifteen (15) calendar days after the date on which your right to a Benefit is triggered (if requested at that time by the Company or you) or such other time as mutually agreed by you and the Company.

     11. Transferability.
          (a) Restrictions on Transfer. Your option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you; provided, however, that the Board may, in its sole discretion, permit you to transfer your option in a manner consistent with applicable tax and securities laws upon your request.
          (b) Domestic Relations Orders. Notwithstanding the foregoing, your option may be transferred pursuant to a domestic relations order.
          (c) Beneficiary Designation. Notwithstanding the foregoing, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
     12. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
     13. Withholding Obligations.
          (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
          (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.
     14. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     15. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.
     16. Advisors. YOU ARE URGED TO CONSULT YOUR LEGAL, TAX ACCOUNTING AND FINANCIAL ADVISORS TO DETERMINE THE PARTICULAR TAX AND OTHER CONSEQUENCES TO YOU OF ANY DECISION TO EXERCISE OR TAKE ANY OTHER ACTION WITH RESPECT TO YOUR OPTION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ZARS, Inc.
2007 Equity Incentive Plan
[Fixed Exercise]1 [Executive Officer]2 Stock Option Agreement
(Nonstatutory Stock Option)
     Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Stock Option Agreement, ZARS, Inc. (the “Company”) has granted you an option under its 2007 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your option are as follows:
     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that (a) vesting will cease upon the termination of your Continuous Service, and (b) notwithstanding that your option may be vested, your option will be exercisable only at the times specified in this Agreement.
     2. Number of Shares and Exercise Price. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.
     3. Exercise Restriction for Non-Exempt Employees. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant specified in your Grant Notice, notwithstanding any other provision of your option.
     4. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner permitted by your Grant Notice, which may include one or more of the following:
          (a) Bank draft or money order payable to the Company.
          (b) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the

[1]	To be used only for “fixed exercise” grants for 409A purposes. Note that such grants are not permissible under the 2007 plan after the Pricing Date.

[2]	To be used for grants to the Chief Executive Officer, Chief Financial Officer, Chief Scientific Officer or any Executive Vice President of the Company.

receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.
          (c) In the Company’s sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
          (d) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from you to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be isued; provided further, however, that shares of Common Stock will no longer be outstanding under your option and will not be exercisable thereafter to the extent that (1) shares are used to pay the exercise price pursuant to the “net exercise,” (2) shares are delivered to you as a result of such exercise, and (3) shares are withheld to satisfy tax withholding obligations.
     5. Whole Shares. You may exercise your option only for whole shares of Common Stock.
     6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
     7. Term. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:
          (a) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided, however, that (i) if during any part of such three (3) month period your option is not exercisable because of either the condition set forth in Section 6, or because of the Specified Employee Delay, your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service, and (ii) if (x) you are a Non-Exempt Employee, (y) you terminate your Continuous Service within six (6) months after the Date of Grant specified in your Grant Notice, and (z) you have vested in a portion of your option at the time of your termination of Continuous Service, your option shall not expire until the earlier of (A) the later of the date that is seven (7) months after the Date of Grant specified in your Grant Notice or the date that is three (3) months after the termination of your Continuous Service or (B) the Expiration Date;
          (b) twelve (12) months after the termination of your Continuous Service due to your Disability;
          (c) twelve (12) months after the termination of your Continuous Service due to your death;
          (d) the Expiration Date indicated in your Grant Notice;
          (e) the day before the tenth (10th) anniversary of the Date of Grant; or
          (f) with respect to each designated portion of your option, the last day of the “Fixed Exercise Period” for such portion as defined in paragraph 8 below.
     8. Exercise.
          (a) Subject to the restrictions set forth in this Agreement, the Plan and your Grant Notice, your option may be exercised by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.
          (b) With respect to each portion of your option, assuming you are otherwise vested in such portion and that the option has not otherwise expired, you may only exercise that portion of this option upon the earliest to occur of:
               (i) The calendar year specified for such portion designated in a timely completed Exercise Election Form, attached hereto as Exhibit A to this Agreement (the “Fixed Exercise Period”), or if you failed to complete and return a timely Exercise Election Form for this option, then your Fixed Exercise Period for each vesting installment of this option will be the calendar year in which such vesting installment vests;
               (ii) If, and only if, your option would not be assumed (and a similar option would not be substituted for your option) by the acquiring or suriving entity in a Change in Control, the 20-day period preceding the effective time of such Change in Control; or

               (iii) Within three months after the termination of your employment, provided that, if you are a “specified employee” (determined as of the time of such termination under the applicable convention adopted by the Company pursuant to Section 409A(a)(2)(B)(i) of the Code and the regulations thereunder), your option will not be exercisable before the earliest date on which it can be exercised without triggering the adverse consequences of Section 409A(a)(1) of the Code (such delay in exercisability is referred to herein as the “Specified Employee Delay”). If the exercisability of your option is delayed pursuant to the preceding sentence, then your option will be exercisable for the three-month period beginning on the expiration of the Specified Employee Delay.
With respect to any portion of this option, you may exercise that portion only during (and not before or after) the applicable period as determined pursuant to this paragraph 8 (but subject to the term limitations of paragraph 7). For example, if you designate in an Exercise Election Form the calendar year 2009 as the Fixed Exercise Period for 25% of the shares subject to this option, and such Fixed Exercise Period is in fact the earliest to occur of the three events listed above, then you may only exercise such 25% portion of the option from January 1, 2009 through December 31, 2009. You may not exercise such 25% portion of the option before January 1, 2009 even though you may be vested in such portion. Moreover, if you fail to exercise such 25% portion of the option by December 31, 2009, that portion of the option will expire and no longer be exercisable at any time thereafter. Notwithstanding anything herein to the contrary, (i) this option shall not be exercisable after its term as specified in paragraph 7 above; and (ii) no portion of this option may be exercised prior to the date such portion vests.
          (c) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.
          (d) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711) (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8(d) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

     9. Change In Control.
          (a) If your Continuous Service terminates following the effective date of a Change in Control due to (i) an Involuntary Termination Without Cause, or (ii) a voluntary termination by you for Good Reason, the vesting and exercisability of your option shall be accelerated as to 100% of the unvested shares subject to the option.
          (b) “Good Reason” means that one or more of the following is undertaken without your express written consent: (i) the principal place of the performance of Employee’s responsibilities and duties is changed to a location outside of a thirty (30) mile radius from the Company’s place of business immediately prior to the Change in Control; or (ii) there is a material reduction in Employee’s responsibilities, duties, title, base pay, bonus or benefits, excluding Company-wide initiatives, as in effect immediately prior to the Change in Control that has not been cured within thirty (30) days after written notice from Employee of such event.
          (c) “Involuntary Termination Without Cause” means the involuntary termination of your Continuous Service for reasons other than death, Disability, or Cause. For this purpose, “Cause” means the Optionee’s (i) conviction of a felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) willful breach of duties to the Company or failure to follow lawful directions of the Chief Executive Officer or Board of Directors, in either case if such breach or failure has not been cured within thirty (30) days after written notice from the Company’s Chief Executive Officer or Board of Directors of such event; or (iv) material breach of the Company’s Proprietary Information, Inventions and Non-Competition Agreement.
     10. Parachute Tax Treatment. Anything in this Agreement to the contrary notwithstanding, if any payment or benefit you would receive from the Company or otherwise pursuant to this Agreement, including, without limitation, the acceleration of vesting pursuant to Section 9 hereof (a “Benefit”), would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Benefit shall be equal to the Reduced Amount (as defined below). The “Reduced Amount” shall be either (i) the largest portion of the Benefit that would result in no portion of the Benefit being subject to the Excise Tax, or (ii) the Benefit or a portion thereof after payment of the applicable Excise Tax, whichever amount after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in your receipt, on an after-tax basis, of the greatest amount of the Benefit. In the event that the acceleration of vesting of the option is to be reduced pursuant to this Section, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the option unless you elect in writing a different order for cancellation.
     The Company shall engage an advisor to perform the foregoing calculations, and shall bear all expenses with respect to the determinations by such advisor required to be made hereunder. If the Company determines that a Benefit hereunder shall be reduced pursuant to this Section 10, the advisor engaged to make the determinations hereunder shall provide its calculations to you within fifteen (15) calendar days after the date on which your right to a Benefit is triggered (if requested at that time by the Company or you) or such other time as mutually agreed by you and the Company.

     11. Transferability.
          (a) Restrictions on Transfer. Your option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you; provided, however, that the Board may, in its sole discretion, permit you to transfer your option in a manner consistent with applicable tax and securities laws upon your request.
          (b) Domestic Relations Orders. Notwithstanding the foregoing, your option may be transferred pursuant to a domestic relations order.
          (c) Beneficiary Designation. Notwithstanding the foregoing, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.
     12. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
     13. Withholding Obligations.
          (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.
          (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.
     14. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
     15. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.
     16. Advisors. YOU ARE URGED TO CONSULT YOUR LEGAL, TAX ACCOUNTING AND FINANCIAL ADVISORS TO DETERMINE THE PARTICULAR TAX AND OTHER CONSEQUENCES TO YOU OF ANY DECISION TO EXERCISE OR TAKE ANY OTHER ACTION WITH RESPECT TO YOUR OPTION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

NOTICE OF EXERCISE

ZARS, Inc.
1455 West 2200 South, Suite 300
Salt Lake City, Utah 84119	Date of Exercise:
Ladies and Gentlemen:
     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Stock option grant date:

Number of shares to be exercised:

Certificates to be issued in name of:

Address:

Exercise price per share:	$

Total exercise price:	$

Payment delivered herewith:	$

Form of payment:	☐ Cash or check
☐ Bank draft or money order payable to the Company
☐ Pursuant to a Regulation T Program (cashless exercise) if the shares are publicly traded
☐ Delivery of already-owned shares if the Shares are publicly traded
☐ Net exercise
     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2007 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of

Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

Submitted By:	Accepted by:

Printed Name	ZARS, Inc.

By:

Signature

Signature	Title:

Date:

EXERCISE ELECTION FORM
FOR STOCK OPTION AWARD UNDER THE
ZARS, INC. 2007 EQUITY INCENTIVE PLAN
This is an election to designate fixed exercise periods for a stock option (“Option”) award under the 2007 Equity Incentive Plan (the “Plan”) of ZARS, Inc. (the “Company”). [Note: This Exercise Election Form must be completed and Returned within 30 days of the Date of your Stock Option Grant.] Defined terms not explicitly defined in this Exercise Election Form but defined in the Plan or your Stock Option Agreement (the “Award Agreement”) shall have the same definitions as in such documents.

Name:	Option Grant Date:	Number of Shares Subject to Option:
Subject to paragraphs 7 and 8 of my Stock Option Agreement, I hereby irrevocably elect the Exercise Years designated below as the calendar years during which the designated portions of my Option will be exercisable. I understand that, except as otherwise provided in paragraph 8 of my Stock Option Agreement, the designated portion of my Option will be exercisable ONLY during the Exercise Year chosen for such portion (to the extent vested during such chosen Exercise Year), and that my exercise will remain subject to all other terms and conditions of my Stock Option Agreement and the Plan, including that the Option must not otherwise have expired before the date during the Exercise Year when I choose to exercise. (Please complete the box below)

A.	The 25% portion of my Option shares vesting earliest:

Exercise Year

B.	The 25% portion of my Option shares vesting next:

Exercise Year

C.	The 25% portion of my Option shares vesting next:

Exercise Year

D.	The 25% portion of my Option shares vesting last:

Exercise Year
By executing this Exercise Election Form, I hereby acknowledge my understanding of and agreement with all the terms and provisions set forth in this Exercise Election Form and my Stock Option Agreement.
I understand that if I fail to timely return this Exercise Election Form, the Exercise Year for each vesting installment of this Option will be the calendar year in which such vesting installment vests.

Optionee

Date

Instructions
In making this election, the following rules apply:
•	You may elect a separate Exercise Year for each 25% portion of the shares of stock (the “Stock”) subject to your Option. An “Exercise Year” consists of a single calendar year. With respect to any portion of the Option, that portion must vest in full on or before December 31st of the Exercise Year designated for such portion. If you choose an Exercise Year for any portion of the Option that does not vest on or before December 31 of the chosen Exercise Year, you will be automatically deemed to have selected the immediately following calendar year as the Exercise Year for such unvested portion of the Option (which portion may be less than [25%]).

•	This Exercise Election Form is irrevocable by you.

•	Notwithstanding any provision in this Exercise Election Form, your Stock Option Agreement or the Plan to the contrary, the exercisability of your Option shall be adjusted as necessary to comply with the requirements of Section 409A of the Internal Revenue Code, which may include, without limitation, deferring the exercisability of Options held by a “specified employee” (as defined by Section 409A) for six (6) months after termination of employment; provided, however, that nothing in this paragraph shall require that your Option become exercisable earlier than it would otherwise be exercisable under the Option Agreement.

•	All other terms of the Plan not inconsistent with this Exercise Election Form and the Stock Option Agreement will continue to apply to the exercise of your Option, including, without limitation, any requirements related to tax payments or withholding and securities laws.

•	Notwithstanding your election of an Exercise Year, your Option (or a portion of your Option) may become exercisable prior to such Exercise Year under the terms and conditions specified in paragraph 8 of your Stock Option Agreement.

Terms and Conditions
By signing this form, you hereby acknowledge your understanding and acceptance of the following:
1.	Withholding. The Company shall have the right to collect from me all applicable taxes due from me in connection with the exercise of my Option. Such collection may occur by withholding from regular payroll or bonuses, or by withholding shares deliverable upon exercise of my Option, or by check or cash received by me, all in the Company’s sole discretion. If the Company is unable to collect such taxes from me in the manner it chooses, I understand that no shares will be issued to me in respect of the exercise of my Option.

2.	Nonassignable. Your rights and interests under this Exercise Election Form may not be assigned, pledged, or transferred other than as provided in the Plan.

3.	Governing Law. This Agreement shall be construed and administered according to the laws of the State of Utah.